Fees Summary	Jul. 07, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,245,205.00
Previously Paid Amount	0.00
Total Fee Amount	724.38
Total Offset Amount	0.00
Net Fee	$ 724.38